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AGREEMENT AND CONSENT TO ASSIGNMENT RE DOMINION LEASE AND RE UCB
LEASE

     THIS AGREEMENT AND CONSENT TO ASSIGNMENT RE DOMINION LEASE AND RE UCB LEASE (this "Agreement") is made and entered into by and among WELLS FARGO BANK, N.A., as Trustee under Agreement dated March 23, 1976 with Patricia A. Brennan, Trustor, IMPERIAL TRUST COMPANY, as Trustee under the Will of Helen Leaf Hancock, deceased, WELLS FARGO BANK, N.A. and CHARLES H. CHASE, as Co-Trustees of the Rosemary Hancock Smurr Charitable Trust, and WELLS FARGO BANK, N.A. and CHARLES H. CHASE, as Co-Trustees of the Rosemary Hancock Smurr Trust, (each of them a "Lessor" and collectively the "Lessors"), on one hand, and HVI CAT CANYON, INC., a Colorado corporation ("HVI Cat Canyon" and, as the assignee of the oil and gas leasehold interests described below, "Lessee") and Horizontal Ventures, Inc., a Colorado corporation ("HVI" and the "Guarantor"), on the other, effective as of October 15, 1997 (the "Effective Date").

                          RECITALS

     A. Lessors are the present successors in interest to the original lessors under the oil and gas lease of June 4, 1947, between California Trust Company, lessor, and Elbert J. Evans and Charles A. Keskey, lessees, with respect to certain land in Section 23, Township 9 North, Range 33 West, San Bernardino Base & Meridian, Santa Barbara County, California, which lease was recorded on June 27, 1947, in Book 740, Page 132, et seq., official records of the Santa Barbara County Recorder ( which lease is herein and commonly referred to as the "Dominion Lease"). The Dominion Lease has previously been amended on several occasions as set forth in the "Lease Amendment re Dominion Lease and re UCB Lease (and Consent to Sublease)," effective as of May 1, 1997 and recorded ____ , 1997, as instrument no. 97 - ____ , in the official records of the Santa Barbara County Recorder (the "OTEC Agreement"). There has been no amendment of the Dominion Lease subsequent to the OTEC Agreement. As used in this Agreement, "Dominion Lease" encompasses all amendments of that lease herein and otherwise through the Effective Date.

     B. Lessors are also the present successors in interest to the original lessors under the oil and gas lease of July 1, 1972, between United California Bank, Trustee, lessor, and Sun Oil Company (Delaware), lessee, with respect to certain land within
Section 23, Township 9 North, Range 33 West, San Bernardino Base & Meridian, in Santa Barbara County, California, which lease was recorded on September 13, 1972, as Document No. 35837, in Book 2420, Page 1206, et seq., official records of the Santa Barbara County Recorder (which lease is herein and commonly referred to as the "UCB Lease"). The UCB Lease has previously been amended on several occasions as set forth in OTEC Agreement. There has been no amendment of the UCB Lease subsequent to the OTEC Agreement. As used in this Agreement, "UCB Lease" encompasses all amendments of that lease herein and otherwise through the Effective Date.

     C. As of October 15, 1997 Dominion Oil Company, a California limited partnership ("Dominion") and Oil Well Technologies & Enhancements, Corp., an Oklahoma corporation ("OTEC") held between them the entire lessee's interest in, to and under both the Dominion Lease and the UCB Lease (OTEC having acquired legal and record title therein for the benefit of itself and of S.W. Petroleum, Inc., T.D. & Associates, Inc., United Industrial Gas, Inc., Fulcrum Drilling 1995-1, Everette Sorensen, Wallace Sorensen, Oscar Johnson, Tom Kingman, Jack Pogue, Betty Crews and Danielle Meier, as more fully provided in the OTEC Agreement). By separate instruments of October 15, 1997, each of them entitled "Assignment of Oil and Gas Well, Lease and Equipment," Dominion and OTEC have assigned to HVI Cat Canyon all of their right, title and interest in and to both the Dominion Lease and the UCB Lease. HVI Cat Canyon is the wholly-owned subsidiary of HVI.

     D.   Dominion, OTEC, HVI and HVI Cat Canyon have requested
Lessors consent to the assignment of the Dominion Lease and the UCB Lease from Dominion and OTEC to HVI Cat Canyon, and Lessors are willing to give that consent as follows.

     NOW, THEREFORE, the parties agree as follows:

     1. Consent To Assignment; Merger of Interests. The Lessors consent to the assignment of each of the Dominion Lease and the UCB Lease from Dominion and OTEC (including all right, title and interest therein held by OTEC for the benefit of others) to HVI, on and subject to the following terms and conditions. It is agreed among Lessors, Lessee and Guarantor that all of the right, title and interest of Dominion and of OTEC in, to and under the Dominion Lease and the UCB Lease (including all right, title and interest therein held by OTEC for the benefit of others) shall merge in the hands of HVI, so that from and after such assignment there shall be no sublease under the Dominion Lease or the UCB Lease.

     2. Covenant to Be Bound and Perform. HVI Cat Canyon agrees to be bound by, fully perform and comply with each and all of the terms, provisions and conditions of each of the Dominion Lease and the UCB Lease.

     3. Guaranty of Performance and Direct Enforcement. HVI, as a material inducement to Lessors' consent to such assignment, hereby guaranties the full, faithful and timely performance by HVI Cat Canyon, its wholly-owned subsidiary, of each and all of the terms, provisions and conditions of each of the Dominion Lease and the UCB Lease. The Lessors, HVI and HVI Cat Canyon agree that HVI's obligation and liability to Lessors upon that guaranty shall not be dependent upon any prior action by Lessors, including the commencement or prosecution of any proceedings, against HVI Cat Canyon.

     4. Addresses and Manner Of Providing Notice. All notices permitted or required by either the Dominion Lease, as amended by this Agreement, or the UCB Lease, as amended by this Agreement, shall be hand delivered or sent by facsimile or certified U.S. Mail, in each case with all delivery charges or postage prepaid, as applicable, addressed to the parties as set forth immediately below, or to such other address as any party may subsequently designate from time to time by delivering written notice of its different address to the other parties. Notice shall be deemed given upon receipt; provided, however, that in the event any party has attempted to give a particular written notice to any other party but has been unsuccessful in effecting delivery after utilizing any two of the three alternatives specified above (i.e., by personal delivery at the specified address, by facsimile directed to the specified telephone number, or by certified mail addressed as specified below), then in such event, the party wishing to give notice may thereafter do so by depositing the same in the U.S. Mail, postage prepaid, addressed as specified below, and notice shall be deemed given and received three (3) days after the same is so deposited in the U.S. Mail, regardless of whether such written notice is ever actually received by the party to whom it is directed. It is the intent of the parties that each party will keep the others informed as to its current address, telephone number for receiving facsimile transmissions, and telephone number, and that no party may avoid its obligations under either the Dominion Lease or the UCB Lease, in each case as amended by this Agreement, by failing to keep the other parties informed as to its current address, telephone number for receiving facsimile transmissions, and telephone number. The addresses of the parties for the purpose of giving notices are as follows:

NOTICES to HVI Cat Canyon and HVI:

Horizontal Ventures, Inc.,           Horizontal Ventures, Inc.,
575 Madison Avenue                   123 Main Street
Suite 1006                           Suite 300
New York, New York 10022             Evansville, Indiana  47702
Attention: Randeep S. Grewal
                                     Telephone:  (812)424-6745
Telephone: (212)605-0470             Facsimile:  (812)424-3567
Facsimile: (212)605-0454
With Copy To:

NOTICES to LESSORS:
Wells Fargo Bank                      With Copy To:
Private Banking Group
9600 Santa Monica Blvd., 2nd Flr.     Charles H. Chase, Esq.
Beverly Hills, CA 9210                940 Ballard Canyon Road
Attention:  Mr. Timothy Walker        Solvang, CA 93463
Telephone:  (310) 285-5854            Telephone; (805) 688-1521
Facsimile:  (310) 550-7485

Imperial Trust Company
Trust Administration
201 North Figueroa St., Suite 610
Los Angeles, CA 90012
Attention:  Mr. David A. McKellar
Telephone:  (213) 580-1526
Facsimile:  (213) 975-1258

     5. Amendment Of Leases By OTEC Agreement And Acknowledgment That Leases Remain In Full Force And Effect. The parties acknowledge that the Dominion Lease and the UCB Lease have been amended by the terms and provisions of the OTEC Agreement, and by other amendments as recited in the OTEC Agreement, and that the Dominion Lease and the UCB Lease remain in full force and effect, without further amendment other than as provided in this Agreement.

     6.   Place of Payment and Lessee to Provide Relevant
Information:
       a.   Art. XX (1) of the Dominion Lease and Art. XIX of the
UCB Lease are revised to provide as follows.

       (1) All royalties and other sums payable in money hereunder shall be paid to the Owner by the Lessee's mailing or delivering the same in lawful money of the United States, or check of Lessee or bank draft therefor to (or for the account of) the Owner as follows:

                 as to 2/3rds:
             Wells Fargo Bank
             Oil, Gas & Mineral Administration
             Post Office Box 5825
             Denver, Colorado  80217
             Attention:  Tim Davies

             with copy to:   Charles H. Chase, Esq.
                             940 Ballard Canyon Road
                             Solvang, California  93463
                    and

                 as to 1/3rd:

             Imperial Trust Company
             Trust Administration
             201 North Figueroa Street
             Suite 610
             Los Angeles, California  90012
             Attention:  David A. McKellar

       b. Art. XX (2) of the Dominion Lease and the third (and final) sentence of Art. XI (2) of the Dominion Lease, and Art. XIX
(2) of the UCB Lease and the third (and final) sentence of Art. IX
(2) of the UCB Lease are amended to provide as follows:

     On or before the 25th day of each month, the Lessee shall deliver to (or for the account of) the Owner a written statement of the production from the demised premises for the preceding month and the disposition thereof and the information necessary for the derivation of the royalty payment, including, but not limited to copies of run tickets, production reports (form 110) and injection reports (form 110-b) submitted to the California Division of Oil, Gas and Geothermal Resources, the crude oil and natural gas purchaser's run statement or statements (or other statement of gas disposition) for the total month's production reflecting the volume of production received and the total consideration as well as an accounting statement reflecting all information necessary to calculate and justify the derivation of the royalty payment from the information reflected in the purchaser's run statement(s) and other information necessary to establish the cash accountable value thereof not held for or delivered in kind to Owner hereunder, which information and material shall be delivered as follows, concurrently with delivery to (or for the account of) the Owner of the royalty and other sums payable for such preceding month.

                 as to 2/3rds:

             Wells Fargo Bank
             Oil, Gas & Mineral Administration
             Post Office Box 5825
             Denver, Colorado  80217
             Attention:  Tim Davies

             with copy to:   Charles H. Chase, Esq.
                             940 Ballard Canyon Road
                             Solvang, California  93463

             and

                 as to 1/3rd:

             Imperial Trust Company
             Trust Administration
             201 North Figueroa Street
             Suite 610
             Los Angeles, California  90012
             Attention:  David A. McKellar

       c. Art. XX of the Dominion Lease and of Art. XIX (2) of the UCB Lease are amended to include a paragraph (3), as follows:

      (3) The Lessee shall promptly provide to the Owner, as provided in this Lease concerning notices permitted or required to be provided to the Owner, copies of all property tax assessments and related notices as well a copies of any and all notices received from the California Division of Oil, Gas and Geothermal Resources or the County of Santa Barbara, or from any other government agency or officer, concerning any existing or claimed violation of any ordinance, statute, law, rule or regulation pertaining to the demised premises or to the Lessee's operations hereunder.

     7. No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any person or entity other than the parties to this Agreement and their respective successors and assigns. Similarly, nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third party to any party to this Agreement, nor shall any provision give any third party any right of subrogation or action against any party to this Agreement.

     8.   Successors And Assigns.  The provisions of this
Agreement, and of the Dominion Lease and the UCB Lease, as herein and heretofore amended, shall be binding upon and inure to the benefit of the parties to this Agreement, and to their respective permitted successors and assigns.

     9. Counterpart Execution. This Agreement may be executed in multiple counterparts, no one of which needs to be executed by all of the parties, all of which shall be taken together to constitute a single instrument, and portions of which may be assembled into a single document for purposes of recording; and such an assembled document may be submitted for recording by any party at its sole cost and expense.

     10. Entire Agreement. The Dominion Lease, as heretofore and herein amended, and the UCB Lease, as heretofore and herein amended, contain the entire agreement and understanding between the parties with respect to the terms, provisions and conditions of those leases and the lands to which they apply, and supersede all negotiations, representations, warranties, commitments, offers, contracts and writings prior to the execution of this Agreement, whether written or oral. No modification or amendment of any provision of the Dominion Lease, as heretofore and herein amended, and/or the UCB Lease, as heretofore and herein amended, shall be effective unless made in writing and signed by or on behalf of the parties as provided in this Agreement.

     IN WITNESS OF WHICH, the parties have caused this Agreement to be executed on the date set forth opposite their respective signatures.

                                 LESSORS:
                                 WELLS FARGO BANK, N.A.,
                                 as Trustee under Agreement dated
                                 March 23, 1976 with Patricia A.
                                 Brennan, Trustor


Date: __________________        By: _________________________


                                 IMPERIAL TRUST COMPANY, as
                                 Trustee under the Will of Helen
                              Leaf Hancock, deceased


Date: __________________         By: ________________________


                                 WELLS FARGO BANK, N.A. and
                                 CHARLES H. CHASE, as
                                 Co-Trustees of the Rosemary
                                 Hancock Smurr Charitable Trust


Date: __________________         By: ________________________


Date: __________________         By: ________________________


                                 WELLS FARGO BANK, N.A. and
                                 CHARLES H. CHASE, as
                                 Co-Trustees of the Rosemary
                                 Hancock Smurr Trust


Date: _________________          By: ________________________


Date: _________________          By: ________________________


                                 LESSEE:

                                 HVI CAT CANYON, INC.,
                                 a Colorado corporation


Date: ________________           By: _______________________



                                 GUARANTOR:

                                 HORIZONTAL VENTURES, INC.,
                                 a Colorado corporation


Date: ________________           By: ______________________